SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant     /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/_/       Preliminary Proxy Statement                /_/      Confidential, For Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
/X/       Definitive Proxy Statement
/_/       Definitive Additional Materials
/_/       Soliciting Material Pursuant to Rule 14a-12



                           PAX WORLD GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required
         /_/      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      ----------------------------------------------------------

                  (2) Aggregate number of securities to which transaction
                      applies:

                      ----------------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      ----------------------------------------------------------
                  (4) Proposed maximum aggregate value of transaction:

                      ----------------------------------------------------------

                  (5) Total fee paid:

                      ----------------------------------------------------------

         /_/      Fee paid previously with preliminary materials:

         /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid:

                      ----------------------------------------------------------

                  (2) Form, Schedule or Registration no.:

                      ----------------------------------------------------------

                  (3) Filing party:

                      ----------------------------------------------------------

                  (4) Date filed:

                      ----------------------------------------------------------

                            [PAX WORLD LOGO OMIITED]










                           PAX WORLD GROWTH FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 9, 2005

                                TABLE OF CONTENTS


                                                                            PAGE

President's Letter........................................................     1

Notice of Annual Meeting..................................................     2

Proxy Statement...........................................................     3

Proposal 1 -      To Elect a Board of Nine Directors......................     3

Proposal 2 -      To Ratify the Selection of Ernst &
                   Young LLP as Independent Public
                   Accountants of the Fund................................     8

Other Business............................................................     9

Expenses of Proxy Solicitation............................................     9

Shareholder Proposals.....................................................    10

Security Ownership of Certain Beneficial and/or Record
  Owners and Management...................................................    10

Householding of Annual Reports............................................    11

Additional Information....................................................    11

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

To the Pax World Growth Fund Shareholders:

         As an investor in the Pax World Growth Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 9:45 a.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The purpose of the Meeting is for the
Shareholders:

(1) to elect a Board of nine Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

(2) to ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2005; and

(3) to transact such other business as may properly come before the Meeting.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                Sincerely,

                                                /s/ Thomas W. Grant

                                                THOMAS W. GRANT
                                                President

April 27, 2005
Portsmouth, NH

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 9, 2005

         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Growth Fund, Inc. (the "Fund") will be held at 9:45 a.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801 for the following purposes:

         (1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2005; and

         (3) To transact such other business as may properly come before such Meeting or any adjournment thereof.

         The close of business on April 18, 2005 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                             By Order of the Board of Directors

                                             /s/ Lee D. Unterman

                                             LEE D. UNTERMAN
                                             Secretary

April 27, 2005
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Growth Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 9:45 a.m. on Thursday, June 9, 2005 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 18, 2005, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 6,009,568.591 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Ernst & Young LLP, the Fund's independent public accountants, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 9, 2005 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         This Proxy Statement has been mailed on or about the date hereof pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2004 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxworld.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

         As of the record date and to the knowledge of the Fund, no Shareholder, other than Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Fund.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.


PROPOSAL 1 --  TO ELECT A BOARD OF NINE DIRECTORS

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at nine. It is intended that the accompanying proxy will be voted for the election as Directors of the nine nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those nine nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. The nominees set forth in the first table below (Interested Nominees) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with Pax World Management Corp., the Fund's investment adviser (the "Adviser"), and/or H. G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H. G. Wellington"). The nominees in the second table (Disinterested Nominees) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington. None of the directors or officers of the Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and

James M. Shadek are brothers. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.


--------------------------------------------------------------------------------------------------------------------
Interested Nominees
--------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                       Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of       Principal Occupation(s) During Past     Fund Family
                                      Office(1) and Length  5 Years and Other Directorships Held   Overseen by the
       Name, Address and Age            of Time Served                 by the Nominee                  Nominee
------------------------------------ ---------------------- -------------------------------------- -----------------
Thomas W. Grant                      Vice Chairman of the   Mr. Grant is the Vice Chairman of             3
14 Wall Street                       Board of Directors;    the Board and President of Pax World
New York, NY 10005; (63) (2)         Director and           Balanced Fund, Inc. (1996-present),
                                     President - Pax        the President of Pax World Growth
                                     World Balanced Fund,   Fund, Inc. (1997-present), Pax World
                                     Inc. (since 1996)      High Yield Fund, Inc.
                                                            (1999-present), Pax World Money
                                     Director and           Market Fund, Inc. (1998-present),
                                     President - Pax        Pax World Management Corp.
                                     World Growth Fund,     (1996-present), and H.G. Wellington
                                     Inc. (since 1997)      & Co., Inc. (1991-present). Mr.
                                                            Grant has been associated with H.G.
                                     President - Pax        Wellington & Co., Inc. since 1991
                                     World Money Market     and served previously with the firm
                                     Fund, Inc. (since      of Fahnestock & Co. for twenty-six
                                     1998)                  years as a partner, managing
                                                            director and senior officer. His
                                     Director and           duties encompassed branch office
                                     President - Pax        management, corporate finance,
                                     World High Yield       syndications and municipal and
                                     Fund, Inc. (since      corporate bonds. Mr. Grant is a
                                     1999)                  graduate of the University of North
                                                            Carolina (BA). Mr. Grant also is a
                                                            member of the board of directors of
                                                            the Securities Investor Protection
                                                            Corporation (2003-present).
------------------------------------ ---------------------- -------------------------------------- -----------------
Laurence A. Shadek                   Chairman of the        Mr. Shadek is the Chairman of the             3
14 Wall Street                       Board of Directors;    Board of Directors of Pax World
New York, NY 10005; (55) (2)         Director - Pax World   Balanced Fund, Inc. (1996-present),
                                     Balanced Fund, Inc.    Pax World Growth Fund, Inc.
                                     (since 1996)           (1997-present) and Pax World High
                                                            Yield Fund, Inc. (1999-present), an
                                     Chairman of the        Executive Vice President of Pax
                                     Board of Directors;    World Money Market Fund, Inc.
                                     Director - Pax World   (1998-present), the Chairman of the
                                     Growth Fund, Inc.      Board of Pax World Management Corp.
                                     (since 1997)           (1996-present), and an Executive
                                                            Vice-President of H.G. Wellington &
                                     Executive Vice         Co., Inc. (1986-present). Mr.
                                     President - Pax        Shadek, together with members of his
                                     World Money Market     family, owns substantially all of
                                     Fund, Inc. (since      the outstanding shares of capital
                                     1998)                  stock of Pax World Management Corp.
                                                            and a 25.73% interest in H.G.
                                     Chairman of the        Wellington & Co., Inc. Mr. Shadek
                                     Board of Directors;    has been associated with H.G.
                                     Director - Pax World   Wellington & Co., Inc. since March
                                     High Yield Fund,       1986 and was previously associated
                                     Inc. (since 1999)      with Stillman, Maynard & Co., where
                                                            he was a general partner. Mr.
                                                            Shadek's investment experience
                                                            includes twelve years as a limited
                                                            partner and Account Executive with
                                                            the firm Moore & Schley. Mr. Shadek
                                                            is a graduate of Franklin & Marshall
                                                            College (BA) and NYU Stern School of
                                                            Business (MBA). Mr. Shadek is a
                                                            member of the Board of Trustees of
                                                            Franklin & Marshall College.

--------------------------------------------------------------------------------------------------------------------
Disinterested Nominees
------------------------------------ ---------------------- -------------------------------------- -----------------
                                                                                                     Number of
                                      Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of      Principal Occupation(s) During Past      Fund Family
                                      Office1 and Length    5 Years and Other Directorships Held   Overseen by the
      Name, Address and Age             of Time Served                 by the Nominee                  Nominee
------------------------------------ ---------------------- -------------------------------------- -----------------
Carl H. Doerge, Jr.                  Director - Pax World   Mr. Doerge has been a private                 3
c/o Pax World Management Corp.       Balanced Fund, Inc.    investor since 1995. Prior to that,
222 State Street                     (since 1998)           Mr. Doerge was Executive Vice
Portsmouth, NH 03801; (66) (3)                              President and Managing Director of
                                     Director - Pax World   Smith Barney for approximately
                                     Growth Fund, Inc.      twenty-four years. Mr. Doerge is a
                                     (since 1997)           member of the Board of Trustees, the
                                                            Deputy Mayor and the Police
                                     Director - Pax World   Commissioner of the Village of Upper
                                     High Yield Fund,       Brookville, NY. Mr. Doerge also is a
                                     Inc. (since 1999)      member of the Board of Directors
                                                            (1998-present) and Chairman of the
                                                            Investment Committee (1999-present)
                                                            of St. Johnland Nursing Home in
                                                            Kings Park, NY.
------------------------------------ ---------------------- -------------------------------------- -----------------
James M. Large, Jr.                  Director - Pax World   Mr. Large served as the Chairman              3
c/o Pax World Management Corp.       Balanced Fund, Inc.    Emeritus of Dime Bancorp, Inc.
222 State Street                     (since 2001)           (1998-2002) and was the Chairman
Portsmouth, NH 03801; (73) (3)                              (1995-1997) and Chief Executive
                                     Director - Pax World   Officer (1995-1996) of Dime Bancorp,
                                     Growth Fund, Inc.      Inc. Prior to that, Mr. Large was
                                     (since 2001)           the Chairman and Chief Executive
                                                            Officer of Anchor Savings Bank /
                                     Director - Pax World   Anchor Bancorp (1989-1995). Mr.
                                     High Yield Fund,       Large is a member of the Board of
                                     Inc. (since 1999)      Directors of the Wildlife
                                                            Conservation Society and served as
                                                            its Acting President and Chief
                                                            Executive Officer (2000-2001). Mr.
                                                            Large also is a member of the Boards
                                                            of Directors of
------------------------------------ ---------------------- -------------------------------------- -----------------


------------------------------------ ---------------------- -------------------------------------- -----------------

                                                            the Nature Conservancy of Long Island
                                                            (where he served as Acting Director in
                                                            1998), the Nature Conservancy of New
                                                            York, North Shore Wildlife Sanctuary,
                                                            Matinicock Planning Board, Nassau
                                                            Community College and Long Island
                                                            Index. Mr. Large also serves on the
                                                            Investment Advisory Committee of the
                                                            Episcopal Diocese of Long Island.
------------------------------------ ---------------------- -------------------------------------- -----------------
Louis F. Laucirica                   Director - Pax World   Mr. Laucirica is an Associate Dean            3
c/o Pax World Management Corp.       Balanced Fund, Inc.    and Director of Undergraduate
222 State Street                     (since 2003)           Studies of Stevens Institute of
Portsmouth, NH 03801; (63) (4)                              Technology, Howe School
                                     Director - Pax World   (1999-present). Prior to that, Mr.
                                     Growth Fund, Inc.      Laucirica was Executive-in-Residence
                                     (since 2003)           and Executive Director-Professional
                                                            and International Programs of Pace
                                     Director - Pax World   University, Lubin School
                                     High Yield Fund,       (1998-1999), and the President and
                                     Inc. (since 2003)      Chief Executive Officer of Norton
                                                            Performance Plastics Corporation
                                                            (1989-1998). Mr. Laucirica had been
                                                            associated the Norton company since
                                                            1972.
------------------------------------ ---------------------- -------------------------------------- -----------------
Joy L. Liechty                       Director - Pax World   Ms. Liechty is a Client/Sales                 2
c/o Pax World Management Corp.       Balanced Fund, Inc.    Advocate and Corporate Conference
222 State Street                     (since 1991)           Planner with the Mennonite Mutual
Portsmouth, NH 03801; (51) (4)                              Aid Association, a faith-based
                                     Director - Pax World   socially responsible investing,
                                     Growth Fund, Inc.      financial services and insurance
                                     (since 1997)           institution located in Goshen,
                                                            Indiana (1989-present). Ms. Liechty
                                                            has been associated with that
                                                            organization since 1976, serving as
                                                            the Manager of Client Services from
                                                            1980 to 1989.
------------------------------------ ---------------------- -------------------------------------- -----------------
Sanford C. Sherman                   Director - Pax World   Mr. Sherman is a Trustee of the               2
c/o Pax World Management Corp.       Balanced Fund, Inc.    Piscataqua Savings Bank, Portsmouth,
222 State Street                     (since 1992)           NH (1972-present) and the Chairman
Portsmouth, NH 03801; (68) (3)                              of the Piscataqua Savings Bank Trust
                                     Director - Pax World   Committee (1999-present). Mr.
                                     Growth Fund, Inc.      Sherman also was the Chief Executive
                                     (since 1999)           Officer until December 31, 2000, and
                                                            was the President until December 31,
                                                            1999, of the Piscataqua Savings
                                                            Bank, positions he held since April
                                                            1981. For 21 years prior thereto, Mr.
                                                            Sherman held various other positions
                                                            with the bank, including Vice President
                                                            and Treasurer.
------------------------------------ ---------------------- -------------------------------------- -----------------
Nancy S. Taylor                      Director - Pax World   Dr. Taylor serves as the Senior               2
c/o Pax World Management Corp.       Balanced Fund, Inc.    Minister of the Old South Church in
222 State Street                     (since 1997)           Boston, MA (2005-present). She
Portsmouth, NH 03801; (49) (4)                              previously served as the Minister
                                     Director - Pax World   and President of the Massachusetts
                                     Growth Fund, Inc.      Conference of the United Church of
                                     (since 1997)           Christ (2001-2005) and before that
                                                            as Senior Minister of the First
                                                            Congregational Church in Boise,
                                                            Idaho (1992-2001). Dr. Taylor is a
                                                            Trustee of Andover Newton
                                                            Theological School (2002-present)
                                                            and a director of Ecclesia
                                                            Ministries, a ministry to Boston's
                                                            homeless population (2003-present).
------------------------------------ ---------------------- -------------------------------------- -----------------
Esther J. Walls                      Director - Pax World   Ms. Walls is a director of Pax World          3
c/o Pax World Management Corp.       Balanced Fund, Inc.    Balanced Fund, Inc. (1981-present),
222 State Street                     (since 1981)           Pax World Growth Fund, Inc.
Portsmouth, NH 03801; (78)                                  (2002-present) and Pax World High
                                     Director - Pax World   Yield Fund, Inc. (1999-present). In
                                     Growth Fund, Inc.      addition, Ms. Walls was Associate
                                     (since 2002)           Director of Libraries, State
                                                            University of New York, Stony Brook,
                                     Director - Pax World   Long Island, NY (1974-1990). Ms.
                                     High Yield Fund,       Walls also was a member of the
                                     Inc. (since 1999)      Boards of Directors of UNICEF and
                                                            the International Relations
                                                            Committee of the American Library
                                                            Association.
------------------------------------ ---------------------- -------------------------------------- -----------------

(1) Directors of the Fund are elected each year at the Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified.

(2) Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund's investments.

(3) Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

(4) Designates a member of the Nominating Committee of the Fund. The Nominating Committee has the responsibility of nominating new members to the Fund's Board of Directors.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund


----------------------------------- ------------------------------------ ------------------------------------------
                                        Position(s) Held with the Pax       Principal Occupation(s) During Past 5
                                     World Funds; Term of Office(1) and    Years and Other Directorships Held by
      Name, Address and Age                Length of Time Served                        the Officer
----------------------------------- ------------------------------------ ------------------------------------------
Michelle Lee Guilmette              Assistant Treasurer (since 1997)     Ms. Guilmette is the Operations
c/o Pax World Management Corp.      and Assistant Secretary (since       Specialist - Broker/Dealer Services
222 State Street                    1999) - Pax World Balanced Fund,     (1999-present) and was a Shareholder
Portsmouth, NH 03801; (31)          Inc.                                 Services Representative (1992-1999) for
                                                                         Pax World Management Corp. Ms. Guilmette
                                    Assistant Secretary - Pax World      Pax also is an Assistant Treasurer of Pax
                                    Growth Fund, Inc. (since 1999)       World Balanced Fund, Inc.
                                                                         (1997-present), and an Assistant
                                    Assistant Secretary - Pax World      Secretary of Pax World Balanced Fund,
                                    High Yield Fund, Inc. (since 2000)   Inc. (1999-present), Pax World Growth
                                                                         Fund, Inc. (1999-present) and Pax World
                                                                         High Yield Fund, Inc. (2000-present).
----------------------------------- ------------------------------------ ------------------------------------------
James M. Shadek                     Treasurer - Pax World Growth Fund,   Mr. Shadek is the Treasurer of Pax World
14 Wall Street                      Inc. (since 1997)                    Growth Fund, Inc. (1997-present) and
New York, NY 10005; (52)                                                 Pax World High Yield Fund, Inc.
                                    Treasurer - Pax World High Yield     (1999-present), a Senior Vice President
                                    Fund, Inc. (since 1999)              for Social Research of Pax World
                                                                         Management Corp. (1996-present) and an
                                                                         Account Executive with H.G. Wellington &
                                                                         Co., Inc. (1986-present). Mr. Shadek,
                                                                         together with members of his family,
                                                                         owns substantially all of the
                                                                         outstanding shares of capital stock of
                                                                         Pax World Management Corp. and a 25.73%
                                                                         interest in H.G. Wellington & Co., Inc.
----------------------------------- ------------------------------------ ------------------------------------------
Janet Lawton Spates                 Treasurer - Pax World Balanced       Ms. Spates serves as the Chief Financial
c/o Pax World Management Corp.      Fund, Inc. (since 1998)              Officer for Pax World Management Corp.
222 State Street                                                         (1992-present). Ms. Spates also is
Portsmouth, NH 03801; (35)          Assistant Treasurer - Pax World      Treasurer of Pax World Management Corp.
                                    Growth Fund, Inc. (since 1997)       (1998-present) and of Pax World Balanced
                                                                         Fund, Inc. (1998-present) and an
                                    Assistant Treasurer - Pax World      Assistant Treasurer of Pax World Growth
                                    High Yield Fund, Inc. (since 1999)   Fund, Inc. (1997-present) and Pax World
                                                                         High Yield Fund, Inc. (1999-present).
----------------------------------- ------------------------------------ ------------------------------------------
Lee D. Unterman                     Secretary (since 1997) and Chief     Mr. Unterman serves as the Secretary of
c/o Kurzman Karelsen & Frank, LLP   Compliance Officer (since 2004) -    Pax World Balanced Fund, Inc.
230 Park Avenue                     Pax World Balanced Fund, Inc.        (1997-present), Pax World Growth Fund,
New York, NY 10169; (54)                                                 Inc. (1997-present) and Pax World High
                                    Secretary (since 1997) and Chief     Yield Fund, Inc. (1999-present) and as
                                    Compliance Officer (since 2004) -    Chief Compliance Officer for Pax World
                                    Pax World Growth Fund, Inc.          Balanced Fund, Inc., Pax World Growth
                                                                         Fund, Inc. and Pax World High Yield
                                    Secretary (since 1999) and Chief     Fund, Inc. and for Pax World Management
                                    Compliance Officer (since 2004) -    Corp. (2004-present). Mr. Unterman is a
                                    Pax World High Yield Fund, Inc.      Partner with the law firm of Kurzman
                                                                         Karelsen & Frank, LLP (2000-present) and
                                                                         was a Partner with the law firms of
                                                                         Bresler, Goodman & Unterman, LLP
                                                                         (1997-2000) and Broudy & Jacobson
                                                                         (1988-1997). In addition, Mr. Unterman
                                                                         serves as the Chief Compliance Officer
                                                                         (since September 2004) of David J.
                                                                         Greene and Company, LLC, a registered
                                                                         broker/dealer and investment adviser,
                                                                         which is not currently engaged in the
                                                                         public mutual fund industry.
----------------------------------- ------------------------------------ ------------------------------------------

(1) Officers of the Fund are elected each year at the Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.

OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

         The following table shows the amount of equity securities owned by each member of the Board of Directors of the Fund (i) in the Fund and (ii) in all registered investment companies in the Pax World Fund Family overseen by such member as of December 31, 2004:


--------------------------------------- -------------------------- -------------------------------
                                                                     Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                      Funds Overseen or to be
                                         Dollar Range of Equity     Overseen by the Nominee in
                                         Securities in the Fund      the Pax World Fund Family
--------------------------------------- -------------------------- -------------------------------
--------------------------------------- -------------------------- -------------------------------
         Interested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Thomas W. Grant                         $10,001 - $50,000            $50,001 - $100,000
--------------------------------------- -------------------------- -------------------------------
Mr. Laurence A. Shadek                       Over $100,000*                over $100,000*
--------------------------------------- -------------------------- -------------------------------

--------------------------------------- -------------------------- -------------------------------
       Disinterested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Carl H. Doerge, Jr.                     $10,001 - $50,000              over $100,000
--------------------------------------- -------------------------- -------------------------------
Mr. James M. Large, Jr.                           None                          None
--------------------------------------- -------------------------- -------------------------------
Mr. Louis F. Laucirica                        $0 - $10,000               $10,001 - $50,000
--------------------------------------- -------------------------- -------------------------------
Ms. Joy L. Liechty                          $10,001 - $50,000            $10,001 - $50,000
--------------------------------------- -------------------------- -------------------------------
Mr. Sanford C. Sherman                      $10,001 - $50,000            $50,001 - $100,000
--------------------------------------- -------------------------- -------------------------------
Dr. Nancy S. Taylor                         $10,001 - $50,000            $50,001 - $100,000
--------------------------------------- -------------------------- -------------------------------
Ms. Esther J. Walls                               None                   $10,001 - $50,000
--------------------------------------- -------------------------- -------------------------------

* Includes shares of the Fund and/or Pax World High Yield Fund, Inc. owned of record by the Adviser.

COMPENSATION OF DIRECTORS

         Effective January 1, 2005, the Fund pays each of its interested directors an annual retainer fee of $1,750 and each of its disinterested directors an annual retainer fee of $3,500. The Fund also pays each of its interested directors a fee of $300, and each of its disinterested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund. Members of the Board of Directors of the Fund are also reimbursed for their travel expenses for attending meetings of the Board of Directors. In addition, the Fund pays $500 to each member of its Audit Committee for attendance at each meeting of its Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. The Fund also pays $300 to each member of its Nominating Committee for attendance at each meeting of its Nominating Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as a member of the Board of Directors of the Fund.

         The following table sets forth certain information relating to all directors of the Fund and for each of the three highest paid executive officers of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:


-------------------------------------- ------------------- ------------------ ----------------- --------------------
                                                              Pension or                         Total Compensation
                                                              Retirement                         from the Fund and
                                           Aggregate        Benefits Accrued      Estimated       the Pax World Fund
                                       Compensation from    as Part of Fund   Annual Benefits     Family Paid to
     Name of Person and Position            the Fund           Expenses       Upon Retirement       Directors*
-------------------------------------- ------------------- ------------------ ----------------- --------------------
-------------------------------------- ------------------- ------------------ ----------------- --------------------

-------------------------------------- ------------------- ------------------ ----------------- --------------------
          Interested Person
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Thomas W. Grant                          $1,200                0                 0              $6,700 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Laurence A. Shadek                       $1,200                0                 0              $6,700 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------

-------------------------------------- ------------------- ------------------ ----------------- --------------------
        Disinterested Person
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Carl H. Doerge, Jr.                      $9,500                0                 0              $39,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. James M. Large, Jr.                      $9,500                0                 0              $39,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Louis F. Laucirica                       $8,000                0                 0              $33,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Ms. Joy L. Liechty                           $8,000                0                 0              $24,000 (2)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Sanford C. Sherman                       $9,500                0                 0              $28,500 (2)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Dr. Nancy S. Taylor                          $8,000                0                 0              $24,000 (2)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Ms. Esther J. Walls                          $8,000                0                 0              $33,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------

*The total compensation paid to such persons by the Fund and the Pax World Fund Family for the fiscal year ended December 31, 2004. The parenthetical number represents the number of investment companies (including the Pax World Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

         Director's fees paid by Pax World Balanced Fund, Inc., the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2004 and travel expenses reimbursed by Pax World Balanced Fund, Inc., the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2004 to members of the Board of Directors of the Fund are as follows:

                                 Pax World Balanced    Pax World Growth      Pax World High       Pax World Money
                                     Fund, Inc.           Fund, Inc.        Yield Fund, Inc.     Market Fund, Inc.

     Interested Directors
Mr. Thomas W. Grant                  $5,483.97             $2,358.48            $2,795.90         Not Applicable
Mr. Laurence A. Shadek               $4,383.86             $1,583.86            $1,723.99         Not Applicable

   Disinterested Directors
Mr. Carl H. Doerge, Jr.              $19,866.63           $10,366.62           $10,906.09         Not Applicable
Mr. James M. Large, Jr.              $19,000.00            $9,500.00           $10,500.00         Not Applicable
Mr. Louis F. Laucirica               $16,848.26            $8,848.26            $9,166.66         Not Applicable
Ms. Joy L. Liechty                   $16,836.42            $8,836.40         Not Applicable       Not Applicable
Mr. Sanford C. Sherman               $19,109.71            $9,609.71         Not Applicable       Not Applicable
Dr. Nancy S. Taylor                  $16,094.53            $8,094.53         Not Applicable       Not Applicable
Ms. Esther J. Walls                  $16,180.77            $8,180.77            $9,180.76         Not Applicable

         Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine

Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three one hundredths percent (25.73%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Fund to H. G. Wellington during 2003 and 2004 totaled $42,735 and $36,943, respectively (34% and 22%, respectively, of total 2003 and 2004 commissions) and 12b-1 distribution expenses under the Fund's distribution expense plan maintained pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, paid by the Fund to H. G. Wellington during 2003 and 2004 totaled $2,812 and $5,913, respectively. Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2004. In addition, the independent members of the Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2004. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman, an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Paul I. Gulden, Jr. (Portfolio Manager of the Fund), and a Nominating Committee consisting of Mr. Louis F. Laucirica, Ms. Joy L. Liechty and Dr. Nancy
S. Taylor. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund's Board of Directors has determined that the Fund has three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman. The Investment Committee has responsibility for overseeing the investments of the Fund. The Nominating Committee has responsibility for nominating new members to the Fund's Board of Directors. The Nominating Committee does not have a charter and is in the process of developing policies and procedures with regard to identifying and evaluating candidates for nomination to the Fund's Board of Directors. Shareholders of the Fund who desire to recommend candidates to the Fund's Board of Directors at this time should follow the procedures for shareholder proposals described below in the section entitled "Shareholder Proposals". The Fund has no other standing committee. The Audit Committee held three (3) meetings during the year and the Investment Committee held two (2) meetings during the year. The Nominating Committee did not meet during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served and the 2004 Annual Meeting of the Shareholders of the Fund.

         Communications to the Board of Directors of the Fund may be addressed as follows: Board of Directors, Pax World Growth Fund, Inc., c/o Laurence A. Shadek, Chairman of the Board, Pax World Growth Fund, Inc., 222 State Street, Portsmouth, NH 03801-3853; communications to an individual member of the Board of Directors of the Fund may be addressed to such member c/o Pax World Growth Fund, Inc., 222 State Street, Portsmouth, NH 03801-3853. A copy of all communications addressed to the Board of Directors of the Fund as a whole shall be provided to each member of the Board of Directors of the Fund. The Fund reserves the right to amend this policy at any time and from time to time without prior notice to the Fund's shareholders.


PROPOSAL 2 -- TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

         The Board of Directors of the Fund, on the recommendation of the Audit Committee of the Board of Directors, has unanimously approved the selection of Ernst & Young LLP ("EY") as the independent public accountants of the Fund for the fiscal year ending December 31, 2005 and hereby seeks shareholder ratification of such selection. EY has advised the Fund that neither EY nor any of its members or employees has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than the ownership by less than ten EY employees of shares of one or more funds comprising the Pax World Fund Family, which shares were divested by such employees, either prior to or immediately upon EY's initial selection as the independent public accountants of the Fund, in accordance with the rules and regulations promulgated by the Securities and Exchange Commission. Representatives of EY are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.1

         Audit Fees. The aggregate fees billed the Fund for each of the last two fiscal years for professional services rendered by EY and the Fund's former principal accountant, Pannell Kerr Forster, P.C. ("PKF"), for the audit of the Fund's annual financial statements and review of the financial statements included in the Fund's interim reports or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements (including tax fees reported under "Tax Fees", below) for fiscal years 2003 and 2004 were as follows:

------------------------ --------------------- ---------------------
                                 2003                  2004
------------------------ --------------------- ---------------------
          EY                   $29,000               $41,326
------------------------ --------------------- ---------------------
          PKF                  $35,653                  $0
------------------------ --------------------- ---------------------

         Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and PKF that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees", above, of this Item were $0 and $0 for fiscal years 2003 and 2004, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the Fund's principal accountant during fiscal years 2003 and 2004 under this category.
--------
(1) At a meeting of the Board of Directors of the Fund held on March 13, 2003, the Board of Directors unanimously voted to terminate the retention of the Fund's prior independent public accountants, Pannell Kerr Forster, P.C. ("PKF"), as a result of the Board's concern about the accuracy of certain tax advice provided by PKF to Pax World Balanced Fund, Inc. (the "Balanced Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") in prior years. In particular, PKF caused the Balanced Fund to pay state income taxes to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the High Yield Fund to pay such taxes to the State of New Hampshire for fiscal years 2000 and 2001, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Balanced Fund and the High Yield Fund are also seeking reimbursement from PKF of the amount paid for those taxes. Shareholders should note that there have been no disagreements between the Fund and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Fund's financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committee of the Board of Directors and the Board of Directors of the Fund have been pleased, in general, with the services rendered by PKF to the Pax World Fund Family for twenty years, the Board of Directors of the Fund, acting upon the recommendation of the Audit Committee of the Board of Directors, felt it necessary and appropriate to seek new independent public accountants for the Fund.

         Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and PKF for tax compliance, tax advice, and tax planning for fiscal years 2003 and 2004, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

------------------------ --------------------- ---------------------
                                 2003                  2004
------------------------ --------------------- ---------------------
          EY                    $9,500               $10,500
------------------------ --------------------- ---------------------
          PKF                     $0                    $0
------------------------ --------------------- ---------------------

The nature of the services comprising the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

         All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and PKF, other than the services reported in "Audit Fees", "Audit-Related Fees", and "Tax Fees", above, of this Item, are $0 and $0 for fiscal years 2003 and 2004, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2003 and 2004 under this category.


         The pre-approval policies and procedures of the Audit Committee of the Fund's Board of Directors described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and EY dated September 30, 2003 are subject to pre-approval by the Audit Committee of the Board of Directors of the Fund.

         The percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and the percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

                     Item                  Approved             Required to be
                                                                   Approved
2003          Audit-Related Fees        Not Applicable                0%
                   Tax Fees                   0%                      0%
                All Other Fees          Not Applicable                0%
2004          Audit-Related Fees        Not Applicable                0%
                   Tax Fees                   0%                      0%
                All Other Fees          Not Applicable                0%

         The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         The aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund are $0 and $0 for fiscal years 2003 and 2004, respectively.

         The Audit Committee of the Fund's Board of Directors has not considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by the Fund's principal accountant to the Adviser or such other entities.


                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for supplemental solicitations provided by the Fund's shareholder service representatives and/or officers, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                              SHAREHOLDER PROPOSALS

         If a shareholder of the Fund wants to include a proposal in the Fund's proxy statement and form of proxy for presentation at the 2006 Annual Meeting of Shareholders, the proposal must be received by December 28, 2005 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the Fund's principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention: Secretary. A shareholder proposal not included in the Fund's proxy statement for the 2006 Annual Meeting of Shareholders will be ineligible for presentation at that meeting.


                              SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL AND/OR RECORD OWNERS AND MANAGEMENT



                            Name and Address of              Amount and Nature of
   Title of Class         Beneficial/Record Owner         Beneficial/Record Ownership    Percent of Class


Common Stock          Charles Schwab & Co. Inc.             1,121,778.012 shares of          18.670%
                      Special Account for the Exclusive     the Common Stock of the
                      Benefit of Customers                  Fund
                      101 Montgomery Street
                      San Francisco, CA  94104


Interested Directors and Officers
Common Stock          Mr. Thomas W. Grant                   2,175.914 shares of the           0.036%
                      14 Wall Street                        Common Stock of the Fund
                      New York, NY  10005

Common Stock          Mr. Laurence A. Shadek                21,952.690 shares of              0.365%*
                      14 Wall Street                        the Common Stock of the
                      New York, NY  10005                   Fund*


Disinterested Directors and Officers
Common Stock          Mr. Carl H. Doerge, Jr.               4,074.481 shares of the           0.068%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Mr. James M. Large, Jr.               0.000 shares of the               0.000%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Mr. Louis F. Laucirica                632.213 shares of the             0.011%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Ms. Joy L. Liechty                    1,358.235 shares of the           0.023%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Mr. Sanford C. Sherman                1,398.489 shares of the           0.023%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Dr. Nancy S. Taylor                   1,441.549 shares of the           0.024%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

Common Stock          Ms. Esther J. Walls                   0.000 shares of the               0.000%
                      c/o Pax World Management Corp.        Common Stock of the Fund
                      222 State Street
                      Portsmouth, NH  03801

*  Includes shares of the Fund owned of record by the Adviser.

                         HOUSEHOLDING OF ANNUAL REPORTS

         The Securities and Exchange Commission permits the delivery of a single set of annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses.

         If you prefer to receive separate copies of the Fund's annual report, either now or in the future, the Fund will promptly deliver, upon your written or oral request, a separate copy of the annual report, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or telephoning the Fund at 1-800-767-1729. If you are currently a shareholder of the Fund sharing an address with another shareholder of the Fund and wish to have only one annual report delivered to your household in the future, please contact us at the same address or telephone number.


                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                      PROXY


                           PAX WORLD GROWTH FUND, INC.
                                 C/O PFPC, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 9, 2005


         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD GROWTH FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Growth Fund, Inc. held on record by the undersigned on April 18, 2005, at the annual meeting of shareholders to be held on Thursday, June 9, 2005, or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                        VOTE BY TELEPHONE: 1-866-241-6192
                        CONTROL NUMBER: 999 9999 9999 999

                  NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                  ---------------------------------------------
                  Signature

                  ---------------------------------------------
                  Signature of joint owner, if any

                  ________________________________________, 2005
                  Date

                  I plan to attend the Meeting        Yes /_/     No /_/


           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
               USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY
                TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE
                               ENCLOSED PAMPHLET.

                           PAX WORLD GROWTH FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 9, 2005


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

         1. To elect the following nine nominees as Directors of the Fund:

        01  Carl H. Doerge, Jr.  02  Thomas W. Grant   03  James M. Large, Jr.
        04  Louis F. Laucirica   05  Joy L. Liechty    06  Laurence A. Shadek
        07  Sanford C. Sherman   08  Nancy S. Taylor   09  Esther J. Walls

                           [  ]     FOR ALL

                           [  ]     WITHHOLD ALL

                           [  ]     FOR ALL EXCEPT

                           To withhold your vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line provided below:

                           ----------------------------------------------


         2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN



           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
               USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY
                TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE
                               ENCLOSED PAMPHLET.

                         EVERY PROXY VOTE IS IMPORTANT!

                    VOTE YOUR PROXY ON THE PHONE OR INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs, which can help minimize expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY!  Just follow these simple steps:

         1. Read your proxy statement and have it at hand.

         2. Call toll-free 1-866-241-6192 or go to website https://vote.proxy-direct.com.

         3. Enter your 14-digit CONTROL NUMBER from your proxy card.

         4. Follow the recorded or on-screen directions.

         5. Do NOT mail your proxy card when you vote by phone or Internet.

                                I M P O R T A N T

                       PLEASE SEND IN YOUR PROXY... TODAY!

Please sign and date the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.


                            COME AND MEET PAX WORLD!

We'd love to meet you! We invite you to join us for the Pax World Annual Shareholders Meeting on June 9, 2005 in Portsmouth, NH. Come and hear reports from the Chairman of the Board, President, Portfolio Managers and Vice President of Social Research.

                          (See other side for details.)

                      PAX WORLD ANNUAL SHAREHOLDERS MEETING

WHERE: Sheraton Harborside Hotel ~ 250 Market Street ~ Portsmouth, NH

WHEN: Thursday, June 9, 2005 - 9:45am - 1:00pm

WHEN YOU VOTE, PLEASE LET US KNOW IF YOU PLAN TO JOIN US FOR THE MEETING!

o        Check the RSVP box on your Proxy Vote Card, or

o Click on the RSVP box on the Proxy Vote website (details on the Proxy Vote Card), or

o        RSVP when you vote by phone at 1-866-241-6192

                     IF YOU PLAN TO VOTE YOUR SHARES AT THE
           MEETING, YOU MAY RSVP BY CALLING US AT 1-800-767-1729 OR BY
                          E-MAIL AT INFO@PAXWORLD.COM.

       Please RSVP before June 1st. Continental Breakfast will be served.